Other Income - Schedule of Other Income (Details) - USD ($)		6 Months Ended
		Mar. 31, 2025	Mar. 31, 2024
Schedule of Other Income [Abstract]
Gain from settlement of student-deposit refunds with Renda	[1]	$ 1,200,000
Gain from disposal of fixed assets		665,389	477,115
Others		25,451	16,439
Total		$ 1,890,840	$ 493,554

[1]	On March 1, 2025, the Company entered into an agreement with Renda whereby Renda assumed full responsibility for $1.2 million of student deposit refunds related to Miami University of Ohio (Regional Campuses), which were previously recorded in the Company's accounts payable. Under this agreement, Renda will process and fulfill all refund requests directly, relieving the Company of this financial obligation.